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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          July 8, 1999
                                                -------------------------------

                         Rocky Mountain Internet, Inc.
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              (Exact name of Registrant as specified in charter)

                                 Delaware
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                (State or other jurisdiction of incorporation)

       001-12063                                          84-1322326
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(Commission File Number)                      (IRS Employee Identification No.)

    999 Eighteenth Street, Suite 2201                                  80202
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code        (303) 672-0700
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                                Not Applicable
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       (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

    On July 8, 1999, the Registrant received confirmation that the Secretary of State of Delaware had received and certified the Registrant's amended and restated Certificate of Incorporation, thereby completing the change of the Registrant's name from Rocky Mountain Internet, Inc. to RMI.NET, Inc. The Registrant's common stockholders had previously approved of the name change at the 1999 Annual Meeting of Stockholders.



                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Rocky Mountain Internet, Inc.
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                                                    (Registrant)

Date: July 8, 1999                     By: /s/ CHRISTOPHER J. MELCHER
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                                           Christopher J. Melcher
                                           Vice President, General Counsel and
                                           Corporate Secretary